Financial Risk Management And Policies (Details) - Schedule of capital includes share capital, shareholders’ accounts, general reserve and accumulated losses retained earnings - USD ($)	Dec. 31, 2022	Jun. 30, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Schedule Of Capital Includes Share Capital Shareholders Accounts General Reserve And Accumulated Losses Retained Earnings Abstract
Lease liability					$ 88,700,137	$ 94,792,088
Less: cash and cash					30,779,138	30,221,426
equivalents					(19,830,771)	3,707,697
Net debt	$ 263,454,668	$ 270,210,290	$ 271,110,481	$ 253,536,478	99,648,504	128,721,211
Total capital	105,094,692		78,491,436		50,258,618	31,246,573	$ 67,620,954
Capital and net debt	$ 368,549,360	$ 352,020,899	$ 349,601,917	$ 306,081,531	$ 149,907,122	$ 159,967,784
Gearing ratio	71.00%	77.00%	78.00%	83.00%	66.00%	80.00%